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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ameriprise Certificate Company (the "Company") for the quarterly period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William F. Truscott, as Chief Executive Officer of the Company and Ross P. Palacios, as Principal and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 3, 2009                  By /s/ William F. Truscott
                                           -------------------------------------
                                           William F. Truscott
                                           Chief Executive Officer


Date: November 3, 2009                  By /s/ Ross P. Palacios
                                           -------------------------------------
                                           Ross P. Palacios
                                           Chief Financial Officer